                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                       Current Report Pursuant to Section 13 or
                         15(d) of The Securities Act of 1934



                  Date of Report (Date of earliest event reported):
                             June 5, 1998 (May 21, 1998)



                              RECYCLING INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


Colorado                      0-20179             84-1103445
--------------------------------------------------------------------------------
(State or other               (Commission         (I.R.S. Employer
jurisdiction                  File Number)        Identification
of incorporation)                                 Number)




                         9780 South Meridian Blvd., Suite 180
                              Englewood, Colorado  80112
--------------------------------------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (303) 790-7372


                                    Not Applicable
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 21, May 22, May 27 and May 28, the Registrant completed the acquisitions listed below. The purchase price for each acquisition is subject to post-closing adjustments pursuant to the Asset Purchase Agreements.

ACQUISITION OF THE ASSETS OF C&J CRUSHING, INC.

     On May 21, 1998, Recycling Industries, of Greensboro Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of C&J Crushing, Inc. ("C&J Crushing"), a privately held North Carolina corporation with operations in the Landis, North Carolina area.

     The assets owned by C&J Crushing consist primarily of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from C&J Crushing approximately 3.5 acres of real property, buildings and improvements used in the metals recycling business.

     The total purchase price for C&J Crushing was $1,450,000, comprised of $1,160,000 of cash and 580 shares of the Registrant's Series L Redeemable Convertible Preferred Stock valued at $290,000, or $500 per share. The purchase price was financed, in part, from the Registrant's credit facility and proceeds from the New Subordinated Notes described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of C&J
Crushing.

ACQUISITION OF THE ASSETS OF PRO RECYCLING, LLC

     On May 22, 1998, Recycling Industries of Wisconsin, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Pro Recycling, L.L.C. ("Pro Recycling"), a privately-held Wisconsin limited liability company with operations in the Milwaukee, Wisconsin area.

     The assets of Pro Recycling consist primarily of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. Also as part of the transaction the Registrant also purchased from Lewinsky Iron and Metal and AA Investment three separate parcels of real property, buildings and improvements used in the metals recycling business.

     The total purchase price for Pro Recycling was $3,000,000, comprised of $2,485,000 of cash and 1,030 shares of the Registrant's Series M Redeemable Convertible Preferred Stock valued at $515,000, or $500 per share. The cash portion of the purchase price was financed, in part, from the Registrant's credit facility and proceeds from the New Subordinated

Notes described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Pro Recycling.

ACQUISITION OF THE ASSETS OF REPUBLIC ALLOYS, INC.

     On May 22, 1998, Recycling Industries of Charlotte, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Republic Alloys, Inc. ("Republic"), a privately held metals recycler and crane operator with operations in the Charlotte, North Carolina area.

     The assets acquired from Republic consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased approximately 13.5 acres of real property, buildings and improvements used in the metals recycling business.

     The total purchase price for Republic was $12,868,600, comprised of $10,160,000 in cash, 5,080 shares of the Registrant's Series K Redeemable Convertible Preferred Stock having a stated value of $2,540,000, or $500 per share and 30,000 shares of the Registrant's Common Stock, $.001 par value per share, having a stated value of $168,600, or $5.62 per share.

     The cash portion of the purchase price was financed, in part, from the Registrant's credit facility and proceeds from the New Subordinated Notes described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Republic. The crane business will be retained by Republic.

ACQUISITION OF PEANUT CITY IRON & METAL CO., INC.

     On May 28, 1998, Recycling Industries of Suffolk, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Peanut City Iron & Metal Co., Inc. ("Peanut City"), a privately held metals recycler with operations in the Suffolk, Virginia area.

     The assets acquired from Peanut City consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from Peanut City approximately 3 acres of real property, buildings and improvements used in the metals recycling business.

     The total purchase price for Peanut City was $3,400,000, comprised of $2,897,500 in cash and 1,005 shares of the Registrant's Series J Redeemable Convertible Preferred Stock having a stated value of $502,500, or $500 per share.

     The cash portion of the purchase price was financed, in part, from the Registrant's credit facility and proceeds from the New Subordinated Notes described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Peanut
City.

NEW SUBORDINATED NOTES

     On May 29, 1998, the Registrant issued an additional $50 million of 13% Subordinated Notes, due in 2005, placed to a group of investors that includes Sun America Life Insurance Company (the "New Subordinated Notes"). The terms of the New Subordinated Notes are substantially similar to the $60 million of Subordinated Notes issued by the Registrant on December 4, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     Financial Statements for the businesses acquired as described in Item 2 above will be filed by amendment to this Form 8-K.

(b) PRO-FORMA FINANCIAL INFORMATION

     Pro-Forma financial information reflecting the effect of the businesses acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

(c)  EXHIBITS


     Exhibit
      Number   Description
     -------   -----------
     2.1       Asset Purchase Agreement dated May 21, 1998, by and among
               Recycling Industries of Greensboro, Inc., a Colorado corporation,
               Recycling Industries, Inc., a Colorado corporation, C&J Crushing,
               Inc., a North Carolina corporation, Carl Drye and the Seller
               Owners.*

     2.2       Asset Purchase Agreement dated May 22, 1998, by and among
               Recycling Industries of Wisconsin, Inc., a Colorado corporation,
               Recycling Industries, Inc., a Colorado corporation, Pro
               Recycling, L.L.C., a Wisconsin limited liability company, Lewinsky Iron & Metal, Inc., a Wisconsin corporation, Steven
               Lewinsky and Arthur Arnstein.*

     2.3       Asset Purchase Agreement dated May 21, 1998, by and among
               Recycling Industries of Charlotte, Inc., a Colorado corporation,
               Recycling Industries, Inc., a Colorado corporation, Republic
               Alloys, Inc., a North Carolina corporation, William B. Allen and
               Mark W. Russo.*





     2.4       Asset Purchase Agreement dated May 27, 1998, by and among
               Recycling Industries of Suffolk, Inc., a Colorado corporation,
               Recycling Industries, Inc., a Colorado corporation, Peanut City
               Iron & Metal Co., Inc., a Virginia corporation, George Ginsburg,
               Fred Jacobson, Edwin Jacobson, Kenny Weinstein and Samuel Blum.

     3(i).1    Articles of Amendment to the Amended and Restated Articles of
               Incorporation of Recycling Industries, Inc. - Designation of
               Preferences, Limitations and Relative Rights of the Series J
               Redeemable Convertible Preferred Stock of Recycling Industries,
               Inc.

     3(i).2    Articles of Amendment to the Amended and Restated Articles of
               Incorporation of Recycling Industries, Inc. - Designation of
               Preferences, Limitations and Relative Rights of the Series K
               Redeemable Convertible Preferred Stock of Recycling Industries,
               Inc.

     3(i).3    Articles of Amendment to the Amended and Restated Articles of
               Incorporation of Recycling Industries, Inc. - Designation of
               Preferences, Limitations and Relative Rights of the Series L
               Redeemable Convertible Preferred Stock of Recycling Industries,
               Inc.

     3(i).4    Articles of Amendment to the Amended and Restated Articles of
               Incorporation of Recycling Industries, Inc. - Designation of
               Preferences, Limitations and Relative Rights of the Series M
               Secured Redeemable Convertible Preferred Stock of Recycling
               Industries, Inc.

-----------

* These Exhibits have been filed without exhibits, schedules or attachments. Upon request, the Registrant will furnish supplementally to the Commission any of the omitted exhibits, schedules or attachments.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RECYCLING INDUSTRIES, INC.



Date: June 5, 1998


                                       By /s/ Thomas J. Wiens
                                          ------------------------
                                          Thomas J. Wiens, Chairman and CEO